Inventories, Net	12 Months Ended
Dec. 31, 2023
Inventories, Net [Abstract]
INVENTORIES, NET

5. INVENTORIES, NET

Inventories, net consisted of the following:

	As of December 31,
	2023	2022
Smart electric vehicles	$175	$-
Vehicles in production	6,545	2,107
Auto parts and other materials	1,050	-
Total	$7,770	$2,107

During the years ended December 31, 2023, 2022, and 2021, the Group recognized inventory write-downs of US$16.1 million, nil, and nil, respectively, within cost of revenues. The write-down in 2023 was primarily due to the estimated net realizable value of the related inventories falling below their carrying cost.